TF1 STKP1

                         SUPPLEMENT DATED APRIL 21, 1998
                              TO THE PROSPECTUS OF
                             FRANKLIN TAX-FREE TRUST
          (TF1 - ARIZONA INSURED, FLORIDA INSURED, INSURED, MASSACHUSETTS
               INSURED, MICHIGAN INSURED, MINNESOTA INSURED, AND OHIO
                         INSURED TAX-FREE INCOME FUNDS)
                                ATED JULY 1, 1997

The prospectus is amended as follows:

I. The fifth paragraph under "How does the Fund Invest its Assets? - Types of Securities in which the Fund May Invest" is replaced with the following:

 The Fund may invest up to 35% of its total assets in uninsured securities. The types of uninsured securities in which the Fund may invest are currently limited to (i) municipal securities secured by an escrow or trust account consisting of direct U.S. government obligations; (ii) securities that are rated in one of the three highest rating categories of a nationally recognized rating service or that are unrated but are considered by Advisers to be comparable in quality; or (iii) short-term, tax-exempt instruments, pending investment in longer-term municipal securities, rated in the highest rating category of Moody's, S&P or Fitch. The Fund's investment in the type of securities described in (ii) above is limited, however, to no more than 20% of the Fund's total assets. For a description of the various rating categories, please see "Appendices - Description of Ratings" in the SAI.

II. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares?- Sales Charge Reductions and Waivers," are replaced with the following:

 SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 3 which also apply to Class II purchases.

 Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

III. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

 If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

IV. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

 Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

V. The following definition is revised in the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.